SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  April 26, 2005
                                                  ------------------------------

                      AMERICAN ELECTRIC POWER COMPANY, INC.
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            (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                (State or Other Jurisdiction of Incorporation)

         1-3525                                           13-4922640
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(Commission File Number)                       (IRS Employer Identification No.)

                           APPALACHIAN POWER COMPANY
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            (Exact Name of Registrant as Specified in Its Charter)

                                    Virginia
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                (State or Other Jurisdiction of Incorporation)

1-3457                                                            54-0124790
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(Commission File Number)                                    (IRS Employer
                                                            Identification No.)

                               OHIO POWER COMPANY
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            (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
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                (State or Other Jurisdiction of Incorporation)

1-6543                                                            31-4271000
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(Commission File Number)                                    (IRS Employer
                                                            Identification No.)

1 Riverside Plaza, Columbus, OH                            43215
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(Address of Principal Executive Offices)                 (Zip Code)

                                  614-716-1000
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             (Registrant's Telephone Number, Including Area Code)

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        (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

On April 26, 2005, the shareholders of the Registrant approved the Registrant's Amended and Restated American Electric Power System 2000 Long-Term Incentive Plan at the Registrant's annual meeting of shareholders. The terms of the Plan are set forth in the proxy statement dated March 15, 2005 for the Registrant's annual meeting and the description of the Plan in the section of the proxy statement titled "Approval of Amended and Restated AEP System 2000 Long-Term Incentive Plan" is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

      (c)   Exhibits

Exhibit 10.1 Amended and Restated American Electric Power System 2000 Long-Term Incentive Plan

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

                              AMERICAN ELECTRIC POWER COMPANY, INC.
                              APPALACHIAN POWER COMPANY
                              OHIO POWER COMPANY

                              By: /s/ Thomas G. Berkemeyer
                              Name: Thomas G. Berkemeyer
                              Title: Assistant Secretary

April 28, 2005



                                  EXHIBIT INDEX


Exhibit No.                   Description

10.1 Amended and Restated American Electric Power System 2000 Long-Term Incentive Plan



                                                                  Exhibit 10.1


                              AMENDED AND RESTATED
             AMERICAN ELECTRIC POWER SYSTEM LONG-TERM INCENTIVE PLAN
                                 April 26, 2005

Table of Contents

  Section                            Page

 1. Purpose of the Plan.............   A-1
 2. Definitions.....................   A-1
 3. Shares of Common Stock Subject
    to the Plan.....................   A-3
 4. Administration of the Plan......   A-4
 5. Eligibility and Awards..........   A-5
 6. Stock Options...................   A-5
 7. Stock Appreciation Rights.......   A-6
 8. Restricted Stock................   A-6
 9. Performance Awards..............   A-7
10. Phantom Stock...................   A-8
11. Dividend Equivalents............   A-9
12. Change in Control...............   A-9
13. Award Agreements................  A-10
14. General Provisions..............  A-10
15. Effective Date, Termination and   A-12
Amendment...........................


  Amended and Restated American Electric Power System Long-Term Incentive Plan


1. Purpose of the Plan

    The purpose of the Amended and Restated American Electric Power System Long-Term Incentive Plan, dated April 26, 2005, is to promote the interests of AEP and its shareholders by strengthening AEP's ability to attract, motivate and retain employees and directors of AEP and its Subsidiaries upon whose judgment, initiative and efforts the financial success and growth of the business of AEP largely depend, to align further the interests of AEP's management with the shareholders, and to provide an additional incentive for employees and directors through stock ownership and other rights that promote and recognize the financial success and growth of AEP.


2. Definitions

    Wherever the following capitalized terms are used in this Plan they shall have the meanings specified below:

(a) "AEP" means American Electric Power Company, Inc., a New York corporation, and any successor thereto.

(b) "Award" means an award of an Option, Restricted Stock, Stock Appreciation Right, Performance Award, Phantom Stock or Dividend Equivalent granted under the Plan.

(c) "Award Agreement" means an agreement entered into between AEP and a Participant setting forth the terms and conditions of an Award granted to a Participant.

(d) "Board" means the Board of Directors of AEP.

(e) "Change in Control" shall have the meaning specified in Section 12 hereof.

(f) "Code" means the Internal Revenue Code of 1986, as amended.

(g) "Committee" means the Human Resources Committee of the Board consisting of not less than a sufficient number of Non-Employee Directors so as to qualify the Committee to administer the Plan under Rule 16b-3 and each of whom is an "independent" director as defined in the rules of the New York Stock Exchange. If any member of the Committee does not qualify as an "outside director" for purposes of Section 162(m) of the Code or a Non-Employee Director under Rule 16b-3, the Committee with respect to Awards under the Plan for the chief executive officer and the four most highly compensated officers of AEP (other than the chief executive officer), as such "covered persons" may change from time to time for purposes of Section 162(m), shall consist solely of those Committee members who qualify as "outside directors" and Non-Employee Directors. If fewer than two Committee members qualify as both an "outside director" and a Non-Employee Director, the Board shall appoint one or more other members who do qualify as both "outside directors" and Non-Employee Directors.

(h) "Commission" means the Securities and Exchange Commission.

(i) "Common Stock" means the common stock of AEP, $6.50 par value.

(j) "Date of Grant" means the date on which the Committee makes an Award under the Plan, or such later date as the Committee may specify that the Award becomes effective.

(k) "Effective Date" means the Effective Date of this Plan, as defined in
    Section 15.1 hereof.

(l) "Dividend Equivalent" means an Award under Section 11 hereof entitling the Participant to receive payments with respect to dividends declared on the Common Stock.

(m) "Eligible Person" means any person who is an Employee or a Non-Employee Director.

(n) "Employee" means any person who is an employee of AEP or any Subsidiary; provided, however, that with respect to Incentive Stock Options, "Employee" means any person who is considered an employee of AEP or any Subsidiary for purposes of Section 421 of the Code and the applicable regulations issued thereunder.

(o) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute.

(p) "Fair Market Value" means, as of any applicable date, the closing price per share of the Common Stock as quoted in the New York Stock Exchange--Composite Transactions listing in The Wall Street Journal (or such other reliable publication as the Committee, in its discretion, may determine to rely upon) for the date as of which Fair Market Value is to be determined. If there are no sales on such date, then Fair Market Value shall be the closing price per share of the Common Stock as so quoted on the nearest date before the date as of which Fair Market Value is to be determined on which there are sales. If the Common Stock is not listed on the New York Stock Exchange on the date as of which Fair Market Value is to be determined, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate. Fair Market Value shall be determined without regard to any restriction other than a restriction that, by its terms, will never lapse.

(q) "Full Value Share Award" means an award of Restricted Stock, a Performance Award denominated in shares or units of Common Stock, Phantom Stock, Dividend Equivalents, or Stock Appreciation Rights settled or paid in shares of Common Stock.

(r) "Incentive Stock Option" means an option to purchase Common Stock that is intended to qualify as an incentive stock option under Section 422 of the Code, or any successor provision thereto.

(s) "Non-Employee Director" means a member of the Board who is a "non-employee director" as defined in Rule 16b-3 promulgated by the Commission pursuant to the Exchange Act.

(t) "Nonqualified Stock Option" means an option to purchase Common Stock that is not an Incentive Stock Option.

(u) "Option" means an Incentive Stock Option or a Nonqualified Stock Option granted under Section 6 hereof.

(v) "Participant" means any Eligible Person who holds an outstanding Award under the Plan.

(w) "Performance Award" means an Award made under Section 9 hereof entitling a Participant to a payment based on the Fair Market Value of Common Stock (a "Performance Unit") at the end of a performance period if certain conditions established by the Committee are satisfied.

(x) "Phantom Stock" means an Award under Section 10 hereof entitling a Participant to a payment based on a measure of value expressed as a share of Common Stock ("Phantom Stock Unit"). No stock certificates shall be issued with respect to such Phantom Stock Units, but AEP shall maintain a bookkeeping account in the name of the Participant to which the Phantom Stock Units shall relate.

(y) "Plan" means the Amended and Restated American Electric Power System Long-Term Incentive Plan, dated April 26, 2005, as set forth herein, as it may be amended from time to time.

(z) "Plan Year" means AEP's fiscal year, which at the date hereof is the calendar year.

(aa) "Restricted Stock" means an Award under Section 8 hereof entitling a Participant to shares of Common Stock that are nontransferable and subject to forfeiture until specific conditions established by the Committee are satisfied.

(bb) "Rule 16b-3" means Rule 16b-3 promulgated by the Commission pursuant to the Exchange Act, or any successor or replacement rule adopted by the Commission

(cc) "Section 162(m)" means Section 162(m) of the Code and the Treasury Regulations thereunder.

(dd) "Section 162(m) Participant" means any Participant who, in the sole judgment of the Committee, could be treated as a "covered employee" under
    Section 162(m) at the time income may be recognized by such Participant in connection with an Award that is intended to qualify for exemption under
    Section 162(m).

(ee) "Stock Appreciation Right" or "SAR" means an Award under Section 7 hereof entitling a Participant to receive an amount, representing the difference between the base price per share of the right and the Fair Market Value of a share of Common Stock on the date of exercise.

(ff) "Subsidiary" means any corporation (other than AEP) in an unbroken chain of corporations beginning with AEP if, at the time of granting an Award, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


3.  Shares of Common Stock Subject to the Plan

    3.1. Calculation of Number of Shares Available. Subject to the following provisions of this Section 3, the aggregate number of shares of Common Stock that may be issued pursuant to all Awards under the Plan is 19,200,000 shares of Common Stock; provided, however, that the maximum number of shares of Common Stock issued in connection with Full Value Share Awards which may be issued under the Plan shall be limited to 9,000,000.

    If any share of Common Stock that is the subject of an Award is not issued and ceases to be issuable for any reason, or is forfeited, cancelled or returned to AEP for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, such share of Common Stock will no longer be charged against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations.

    3.2. Accounting for Awards. For purposes of this Section 3, if an Award is denominated in shares of Common Stock, the number of shares covered by such Award, or to which such Award relates, shall be counted on the Date of Grant of such Award against the aggregate number of shares available for granting Awards under the Plan; provided, however, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from) other Awards may be counted or not counted under procedures adopted by the Committee in order to avoid double counting.

    3.3. Source of Shares of Common Stock Deliverable Under Awards. The shares of Common Stock to be delivered under the Plan may be authorized but unissued shares, reacquired shares, shares acquired on the open market specifically for distribution under the Plan, or any combination thereof.

    3.4. Adjustments. If there shall occur any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to the shares of Common Stock, or any similar corporate transaction or event in respect of the Common Stock, then the Committee shall, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of this Plan, cause a proportionate adjustment to be made in (a) the maximum numbers and kind of shares provided in Section 3.1 hereof, (b) the maximum numbers and kind of shares set forth in Sections 6.1, 7.1, 8.2 and 9.4 hereof, (c) the number and kind of shares of Common Stock, share units, or other rights subject to the then-outstanding Awards, (d) the price for each share or unit or other right subject to then outstanding Awards without change in the aggregate purchase price or value as to which such Awards remain exercisable or subject to restrictions, (e) the performance targets or goals appropriate to any outstanding Performance Awards (subject to such limitations as appropriate for Awards intended to qualify for exemption under Section 162(m)) or (f) any other terms of an Award that are affected by the event. Notwithstanding the foregoing, in the case of Incentive Stock Options, any such adjustments shall be made in a manner consistent with the requirements of Section 424(a) of the Code.


4. Administration of the Plan

    4.1. Committee Members. Except as provided in Section 4.4 hereof, the Committee will administer the Plan. The Committee may exercise such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. No member of the Committee will be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award under it.

    4.2. Discretionary Authority. Subject to the express limitations of the Plan, the Committee has authority in its discretion to determine the Eligible Persons to whom, and the time or times at which, Awards may be granted, the number of shares, units or other rights subject to each Award, the exercise, base or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance criteria, performance goals and other conditions of an Award, and the duration of the Award. The Committee also has discretionary authority to interpret the Plan, to make all factual determinations under the Plan, and to determine the terms and provisions of the respective Award Agreements and to make all other determinations necessary or advisable for Plan administration. The Committee has authority to prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all parties.

    4.3. Changes to Awards. The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Participants,
(a) the cancellation of any or all outstanding Awards and the grant in substitution therefor of new Awards covering the same or different numbers of shares of Common Stock and having an exercise or base price which may be the same as or different than the exercise or base price of the cancelled Awards or
(b) the amendment of the terms of any and all outstanding Awards; provided, however, that the Committee shall not have the authority to reduce the exercise or base price of an Award by amendment or cancellation and substitution of an existing Award without the approval of AEP's shareholders. The Committee may in its discretion accelerate the vesting or exercisability of an Award at any time or on the basis of any specified event.

    4.4. Delegation of Authority. As permitted by law, the Committee may delegate its authority as identified hereunder; provided, however, that the Committee may not delegate certain of its responsibilities hereunder if such delegation may jeopardize compliance with the "outside directors" provision of
Section 162(m).

    4.5 Awards to Non-Employee Directors. The Board shall approve an Award to a Non-Employee Director under the Plan. With respect to Awards to Non-Employee Directors, all rights, powers and authorities vested in the Committee under the Plan shall instead be exercised by the Board, and all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to the Board for such purpose.


5. Eligibility and Awards

    All Eligible Persons are eligible to be designated by the Committee to receive an Award under the Plan. The Committee has authority, in its sole discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted and the number of shares or units subject to the Awards that are granted under the Plan. Each Award will be evidenced by an Award Agreement as described in Section 13 hereof between AEP and the Participant that shall include the terms and conditions consistent with the Plan as the Committee may determine.


6. Stock Options

    6.1. Grant of Option. An Option may be granted to any Eligible Person selected by the Committee; provided, however, that only Employees shall be eligible for Awards of Incentive Stock Options. Each Option shall be designated, at the discretion of the Committee, as an Incentive Stock Option (if applicable) or a Nonqualified Stock Option. The maximum number of shares of Common Stock that may be granted under Options to any one Participant during any three calendar year period shall be limited to 2,000,000 shares (subject to adjustment as provided in Section 3.4 hereof).

    6.2. Exercise Price. The exercise price of the Option shall be determined by the Committee; provided, however, that the exercise price per share of an Option shall not be less than 100 percent of the Fair Market Value per share of the Common Stock on the Date of Grant.

    6.3. Vesting; Term of Option. The Committee, in its sole discretion, shall prescribe in the Award Agreement the time or times at which, or the conditions upon which, an Option or portion thereof shall become vested and exercisable, and may accelerate the exercisability of any Option at any time.

    6.4. Option Exercise; Withholding. Subject to such terms and conditions as shall be specified in an Award Agreement and to all applicable legal requirements, an Option may be exercised in whole or in part at any time during the term thereof by written notice to AEP together with payment of the aggregate exercise price therefor. Payment of the exercise price shall be made (a) in cash or by cash equivalent, (b) at the discretion of the Committee, in shares of Common Stock acceptable to the Committee, valued at the Fair Market Value of such shares on the date of exercise or such lower price as the Committee may determine, (c) at the discretion of the Committee, by a delivery of a notice that the Participant has placed a market sell order (or similar instruction) with a third party with respect to shares of Common Stock then issuable upon exercise of the Option, and that the third party has been directed to pay a sufficient portion of the net proceeds of the sale to AEP in satisfaction of the Option exercise price or (d) at the discretion of the Committee, by a combination of the methods described above or such other method as may be approved by the Committee. In addition to and at the time of payment of the exercise price, the Participant shall pay to AEP the full amount of any and all applicable income tax and employment tax amounts required to be withheld in connection with such exercise.

    6.5. Additional Rules for Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.


7. Stock Appreciation Rights

    7.1. Grant of SARs. A Stock Appreciation Right granted to a Participant is an Award in the form of a right to receive, upon surrender of the right, but without other payment, an amount based on appreciation in the Fair Market Value of the Common Stock over a base price established for the Award, exercisable at such time or times and upon conditions as may be approved by the Committee. The maximum number of shares of Common Stock that may be subject to SARs granted to any one Participant during any three calendar year period shall be limited to 2,000,000 shares (subject to adjustment as provided in Section 3.4 hereof).

    7.2. Tandem SARs. A Stock Appreciation Right may be granted in connection with an Option, either at the time of grant or at any time thereafter during the term of the Option. A SAR granted in connection with an Option will entitle the holder, upon exercise, to surrender such Option or any portion thereof to the extent unexercised, with respect to the number of shares as to which such SAR is exercised, and to receive payment of an amount computed as described in Section
7.4 hereof. Such Option will, to the extent and when surrendered, cease to be exercisable. A SAR granted in connection with an Option hereunder will have a base price per share equal to the per share exercise price of the Option, will be exercisable at such time or times, and only to the extent, that a related Option is exercisable, and will expire no later than the related Option expires.

    7.3. Freestanding SARs. A Stock Appreciation Right may be granted without relationship to an Option and, in such case, will be exercisable as determined by the Committee. The base price of a SAR granted without relationship to an Option shall be determined by the Committee in its sole discretion; provided, however, that the base price per share of a freestanding SAR shall not be less than 100 percent of the Fair Market Value of the Common Stock on the Date of Grant.

    7.4. Payment of SARs. A SAR will entitle the holder, upon exercise of the SAR, to receive payment of an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the SAR over the base price of such SAR, by (ii) the number of shares as to which such SAR will have been exercised. Payment of the amount determined under the foregoing may be made, in the discretion of the Committee, in cash, in Restricted Stock or shares of unrestricted Common Stock (both valued at their Fair Market Value on the date of exercise or such lower price as the Committee may determine), or a combination thereof; provided, however, that any shares of Common Stock used to settle or pay SARs will be counted as Full Value Share Awards.


8. Restricted Stock

    8.1. Grants of Restricted Stock. An Award of Restricted Stock to a Participant represents shares of Common Stock that are issued subject to such restrictions on transfer and other incidents of ownership and such forfeiture conditions as the Committee may determine. The Committee may grant and designate Awards of Restricted Stock that are intended to qualify for exemption under
Section 162(m), as well as Awards of Restricted Stock that are not intended to so qualify.

    8.2. Vesting Requirements. The restrictions imposed on an Award of Restricted Stock shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement. Such vesting requirements may be based on the continued employment of the Participant with AEP or its Subsidiaries for a specified time period or periods. Such vesting requirements may also be based on the attainment of specified business goals or measures established by the Committee in its sole discretion. In the case of any Award of Restricted Stock that is intended to qualify for exemption under Section 162(m), the vesting requirements shall be limited to the performance criteria identified in Section 9.3 below, and the terms of the Award shall otherwise comply with the
Section 162(m) requirements described in Section 9.4 hereof; provided, however, that the maximum number of shares of Common Stock that may be subject to an Award of Restricted Stock granted to a Section 162(m) Participant during any one calendar year shall be separately limited to 400,000 shares (subject to adjustment as provided in Section 3.4 hereof).

    8.3. Restrictions. Shares of Restricted Stock may not be transferred, assigned or subject to any encumbrance, pledge or charge until all applicable restrictions are removed or expire or unless otherwise allowed by the Committee. The Committee may require the Participant to enter into an escrow agreement providing that the certificates representing Restricted Stock granted pursuant to the Plan will remain in the physical custody of an escrow holder until all restrictions are removed or expire. Failure to satisfy any applicable restrictions shall result in the subject shares of Restricted Stock being forfeited and returned to AEP, unless otherwise provided by the Committee. The Committee may require that certificates representing Restricted Stock granted under the Plan bear a legend making appropriate reference to the restrictions imposed.

    8.4. Rights as Shareholder. Subject to the foregoing provisions of this
Section 8 and the applicable Award Agreement, the Participant will have all rights of a shareholder with respect to shares of Restricted Stock granted to the Participant, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, unless the Committee determines otherwise at the time the Restricted Stock is granted, as set forth in the Award Agreement.

    8.5. Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant refraining from making an election with respect to the Award under Section 83(b) of the Code. Irrespective of whether an Award is so conditioned, if a Participant makes an election pursuant to Section 83(b) of the Code with respect to an Award of Restricted Stock, the Participant shall be required to promptly provide a copy of such election to AEP as directed by the Award Agreement or the Committee.


9. Performance Awards

    9.1. Grant of Performance Awards. The Committee may grant Performance Awards under the Plan, which shall be represented by units denominated on the Date of Grant either in shares of Common Stock (Performance Shares) or in specified dollar amounts (Performance Units). The Committee may grant and designate Performance Awards that are intended to qualify for exemption under Section 162(m), as well as Performance Awards that are not intended to so qualify. At the time a Performance Award is granted, the Committee shall determine, in its sole discretion, one or more performance periods and performance goals to be achieved during the applicable performance periods, as well as such other restrictions and conditions as the Committee deems appropriate. In the case of Performance Units, the Committee shall also determine a target unit value or a range of unit values for each Award. The performance goals applicable to a Performance Award grant may be subject to such later revisions as the Committee shall deem appropriate to reflect significant unforeseen events such as changes in law, accounting practices or unusual or nonrecurring items or occurrences. Any such adjustments shall be subject to such limitations as the Committee deems appropriate in the case of a Performance Award granted to a Section 162(m) Participant that is intended to qualify for exemption under Section 162(m).

    9.2. Payment of Performance Awards. At the end of the performance period, the Committee shall determine the extent to which performance goals have been attained or a degree of achievement between minimum and maximum levels in order to establish the level of payment to be made, if any. The Committee shall determine if payment is to be made in cash, Restricted Stock, shares of unrestricted Common Stock, Options or Phantom Stock, or a combination thereof. For any cash conversion to or from Performance Shares or Units, Phantom Stock units or shares of Common Stock, payment shall be calculated on the basis of the average of the Fair Market Value of the Common Stock for the last 20 trading days prior to the date such award becomes payable.

    9.3. Performance Criteria. The performance criteria upon which the payment or vesting of a Performance Award intended to qualify for exemption under
Section 162(m) may be based shall be limited to the following business measures, which may be applied with respect to AEP, any Subsidiary or any business unit, and which may be measured on an absolute or relative-to-peer-group basis: earnings measures (including, for example, primary earnings per share, fully diluted earnings per share, net income, pre-tax income, operating income, earnings before interest, taxes, depreciation and amortization or any combination thereof, and net operating profits after taxes); expense control (including, for example, operations & maintenance expense, total expenditures, expense ratios, and expense reduction); customer measures (including, for example, customer satisfaction, service cost, service levels, responsiveness, bad debt collections or losses, and reliability - such as outage frequency, outage duration, and frequency of momentary outages); safety measures (including, for example, recordable case rate, severity rate, and vehicle accident rate); diversity measures (including, for example, minority placement rate and utilization); environmental measures (including, for example, emissions, project completion milestones, regulatory/legislative/cost recovery goals, and notices of violation), revenue measures (including, for example, revenue and direct margin); stakeholder return measures (including, for example, total shareholder return, economic value added, cumulative shareholder value added, return on equity, return on capital, return on assets, dividend payout ratio and cash flow(s) - such as operating cash flows, free cash flow, discounted cash flow return on investment and cash flow in excess of cost of capital or any combination thereof); valuation measures (including, for example, stock price increase, price to book value ratio, and price to earnings ratio); capital and risk measures (including, for example, debt to equity ratio, dividend payout as percentage of net income and diversification of business opportunities); employee satisfaction; project measures (including, for example, completion of key milestones); production measures (including, for example, generating capacity factor, performance against the INPO index, generating equivalent availability, heat rates and production cost); and such other individual performance objective that is measured solely in terms of quantitative targets related to the Company, any Subsidiary or the Company's or Subsidiary's business. In any event, the Committee may, at its discretion and at any time prior to payment, reduce the number of Performance Awards earned by any Participant for a performance period. In the case of Performance Awards that are not intended to qualify for exemption under Section 162(m), the Committee shall designate performance criteria from among the foregoing or such other business criteria as it shall determine in its sole discretion.

    9.4. Section 162(m) Requirements. In the case of a Performance Award granted to a Section 162(m) Participant that is intended to comply with the requirements for exemption under Section 162(m), the Committee shall make all determinations necessary to establish a Performance Award within 90 days of the beginning of the performance period (or such other time period required under Section 162(m)), including, without limitation, the designation of the Section 162(m) Participants to whom Performance Awards are made, the performance criteria or criterion applicable to the Award and the performance goals that relate to such criteria, and the dollar amounts or number of shares of Common Stock, Restricted Stock or Phantom Stock units payable upon achieving the applicable performance goals. As and to the extent required by Section 162(m), the terms of a Performance Award granted to a Section 162(m) Participant must include objective formula(s) or standard(s) for computing the amount of compensation payable to the Section 162(m) Participant, and must preclude discretion to increase the amount of compensation payable that would otherwise be due under the terms of the Award. The maximum amount of compensation that may be payable to a Section 162(m) Participant during any one calendar year under a Performance Unit Award shall be $15,000,000. The maximum number of Performance Share units that may be earned by a Section 162(m) Participant during any one calendar year shall be 400,000 (subject to adjustment as provided in Section 3.4 hereof).


10. Phantom Stock

    10.1. Grant of Phantom Stock. Phantom Stock is an Award to a Participant of a number of hypothetical share units with respect to shares of Common Stock. Phantom Stock shall be subject to such restrictions and conditions as the Committee shall determine. Sections 8.1 and 8.2 shall apply to Awards of Phantom Stock units in similar manner as they apply to shares of Restricted Stock, as interpreted by the Committee, with the limitation in Section 8.2 on the number of shares of Restricted Stock that may be granted applicable separately to Phantom Stock units. An Award of Phantom Stock may be granted, at the discretion of the Committee, together with an Award of Dividend Equivalent rights for the same number of shares covered thereby.

    10.2. Payment of Phantom Stock. Upon the vesting date applicable to Phantom Stock granted to a Participant, an amount equal to one share of Common Stock upon such date shall be paid with respect to such Phantom Stock unit granted to the Participant. Payment may be made, at the discretion of the Committee, in cash, Restricted Stock, shares of unrestricted Common Stock, Options, or a combination thereof. Cash payments of Phantom Stock units shall be calculated on the basis of the average of the Fair Market Value of the Common Stock for the last 20 trading days prior to the date such award becomes payable.


11. Dividend Equivalents

    A Dividend Equivalent granted to a Participant is an Award in the form of a right to receive cash, shares of Common Stock, or other property equal in value to dividends paid with respect to a specific number of shares of Common Stock. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid currently or on a deferred basis. The Committee may provide at the Date of Grant or thereafter that the Dividend Equivalent shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional shares of Common Stock or such other investment vehicles as the Committee may specify; provided, however, that Dividend Equivalents (other than free-standing Dividend Equivalents) shall be subject to all conditions and restrictions of the underlying Awards to which they relate.


12. Change in Control

    12.1. Effect of Change in Control. The Committee may, in an Award Agreement, provide for the effect of a Change in Control on an Award. Such provisions may include any one or more of the following: (a) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from any Award, (b) the waiver or modification of performance or other conditions related to the payment or other rights under an Award; (c) provision for the cash settlement of an Award for an equivalent cash value, as determined by the Committee, or (d) such other modification or adjustment to an Award as the Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following a Change in Control.

    12.2. Definition of Change in Control. For purposes hereof, a "Change in Control" shall be deemed to have occurred if:

(a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 ("Exchange Act")), other than any company owned, directly or indirectly, by the shareholders of AEP in substantially the same proportions as their ownership of shares of Common Stock or a trustee or other fiduciary holding securities under an employee benefit plan of AEP, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 25 percent of the then outstanding voting stock of AEP;

(b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, together with any new directors (other than a director nominated by a person (i) who has entered into an agreement with AEP to effect a transaction described in Section 12.2(a), (c) or (d) hereof or (ii) who publicly announces an intention to take or consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change in Control) whose election or nomination for election was approved by a vote of at least two-thirds of the directors then still in office who were either directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason (except for death, disability or voluntary retirement) to constitute at least a majority of the Board;

(c) AEP consummates a merger or consolidation with any other entity, other than a merger or consolidation which would result in the voting securities of AEP outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50 percent of the total voting power represented by the voting securities of AEP or such surviving entity outstanding immediately after such merger or consolidation; or

(d) the shareholders of AEP approve a plan of complete liquidation of AEP, or an agreement for the sale or disposition by AEP (in one transaction or a series of transactions) of all or substantially all of AEP's assets.

    Notwithstanding the foregoing, a Change in Control shall not be deemed to occur as a result of any event in (a) or (c) above, if directors who were members of the Board prior to such event continue to constitute a majority of the Board after such event.


13. Award Agreements

    13.1. Form of Agreement. Each Award under this Plan shall be evidenced by an Award Agreement in a form approved by the Committee setting forth the number of shares of Common Stock, units or other rights (as applicable) subject to the Award, the exercise, base or purchase price (if any) of the Award, the time or times at which an Award will become vested, exercisable or payable, the duration of the Award and, in the case of Performance Awards, the applicable performance criteria and goals. The Award Agreement shall also set forth other material terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of this Plan. Award Agreements evidencing Awards intended to qualify for exemption under Section 162(m) may be designated as such and shall contain such terms and conditions as may be necessary to meet the applicable requirements of Section 162(m). Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

    13.2. Contract Rights; Amendment. Any obligation of AEP to any Participant with respect to an Award shall be based solely upon contractual obligations created by an Award Agreement. No Award shall be enforceable until the Award Agreement has been signed on behalf of AEP by its authorized representative and signed by the Participant and returned to AEP as directed by the Award Agreement or the Committee. By executing the Award Agreement, a Participant shall be deemed to have accepted and consented to the terms of this Plan and any action taken in good faith under this Plan by and within the discretion of the Committee, the Board or their delegates. Award Agreements covering outstanding Awards may be amended or modified by the Committee in any manner that may be permitted for the grant of Awards under the Plan, subject to the consent of the Participant to the extent provided in the Award Agreement. However, the offer of an Award Agreement to a particular Eligible Person shall not infer any obligation to offer any other Award Agreements at that or any other time.


14. General Provisions

    14.1. Limits on Transfer of Awards; Beneficiaries. Except to the extent specifically provided by the terms of an Award Agreement, Awards shall be nontransferable. During the lifetime of a Participant, Awards shall be exercised only by such Participant or by his guardian or legal representative. Notwithstanding the foregoing, the Committee may provide in the terms of an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award Agreement following the Participant's death.

    14.2. Deferrals of Payment. In an Award Agreement or under a separate policy or program adopted by the Committee, a Participant may be permitted or required to defer the receipt of payment of cash or delivery of shares of Common Stock that would otherwise be due to the Participant by virtue of the exercise of a right or the satisfaction of vesting or other conditions with respect to an Award. Any such policy or program shall establish the rules and procedures relating to such deferral, including, without limitation, the period of time in advance of payment when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.

    14.3. Rights as Shareholder. A Participant shall have no rights as a holder of Common Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of these securities. Except as provided in Section 3.4 hereof, no adjustment or other provision shall be made for dividends or other shareholder rights, except to the extent that the Award Agreement provides for Dividend Equivalents, dividend payments or similar economic benefits.

    14.4. Employment or Service. Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person the right to continue in the capacity in which he is employed by or otherwise serves AEP or any Subsidiary.

    14.5. Securities Laws. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, AEP may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares.

    14.6. Taxes and Withholding. The Participant shall be responsible for payment of any taxes or similar charges required by law with respect to each Award or an amount paid in satisfaction of an Award. AEP and its Subsidiaries, as applicable, shall comply with the terms of a deduction election made by a Participant with any payment made under the terms of an Award Agreement, but only if and to the extent applicable thereto. AEP and its Subsidiaries, as applicable, may withhold and disburse such amount or amounts it determines to be required for purposes of complying with obligations for tax withholding or such other obligations under applicable federal, state and local law. The Committee in its sole discretion may direct AEP to satisfy all or part of applicable tax withholding obligations incident to a Participant's exercise of a Stock Option or to the vesting of Stock Appreciation Rights, Restricted Stock, Performance Shares, Performance Units or Phantom Stock by AEP's withholding of a portion of the Common Stock that otherwise would have been issued to such Participant.

    14.7. Unfunded Plan. The adoption of this Plan and any setting aside of cash amounts or shares of Common Stock by AEP with which to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. The benefits provided under this Plan shall be a general, unsecured obligation of AEP payable solely from the general assets of AEP, and neither a Participant nor the Participant's permitted transferees or estate shall have any interest in any assets of AEP by virtue of this Plan, except as a general unsecured creditor of AEP. Notwithstanding the foregoing, AEP shall have the right to implement or set aside funds in a grantor trust subject to the claims of AEP's creditors to discharge its obligations under the Plan.

    14.8. Other Compensation and Benefit Plans. The adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for AEP or any Subsidiary, nor shall the Plan preclude AEP from establishing any other forms of stock incentive or other compensation for employees of AEP or any Subsidiary. The amount of any compensation deemed to be received by the Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan.

    14.9. Plan Binding on Successors. The Plan shall be binding upon AEP, its successors and assigns, and the Participant, his executor, administrator and permitted transferees and beneficiaries.

    14.10. Construction and Interpretation. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

    14.11. Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

    14.12. Governing Law. The laws of the State of Ohio shall govern the validity and construction of this Plan and of the Award Agreements, without giving effect to principles relating to conflict of laws, except to the extent that such laws may be preempted by Federal law.

    14.13. Compliance with Rule 16b-3. It is the intent of AEP that this Plan comply in all respects with Rule 16b-3 in connection with any Award granted to a person who is subject to Section 16 of the Exchange Act. Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 6b-3 as then applicable to any such person, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements with respect to such person.


15. Effective Date, Termination and Amendment

    15.1. Effective Date; Shareholder Approval. Subject to approval by the Securities and Exchange Commission, the Effective Date of the Plan shall be the date following adoption of the Plan by the Board on which the Plan is approved by the shareholders of AEP. Grants of Awards under the Plan may be made prior to the Effective Date (but after adoption of the Plan by the Board), subject to approval of the Plan by the Securities and Exchange Commission and the shareholders. At the sole discretion of the Board, in order to comply with the requirements of Section 162(m) for certain types of Awards under the Plan, the performance criteria set forth in Section 9.3 shall be reapproved by the shareholders no later than the first shareholder meeting that occurs in the fifth calendar year following the calendar year of the initial shareholder approval of such performance criteria.

    15.2. Termination. The Plan shall remain in effect until terminated by action of the Board; provided, however, that no Award may be granted hereunder after April 26, 2015.

    Notwithstanding the foregoing, no termination of the Plan shall in any manner affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.

    15.3. Amendment. The Board may at any time and from time to time and in any respect, amend or modify the Plan; provided, however, that no amendment or modification of the Plan shall be effective without the consent of AEP's shareholders that would (a) increase the number of shares of Common Stock reserved for issuance or (b) allow the grant of Options at an exercise price below Fair Market Value, or allow the repricing of Options without AEP shareholder approval. In addition, the Board may seek the approval of any amendment or modification by AEP's shareholders to the extent it deems necessary or advisable in its sole discretion for purposes of compliance with Section 162(m) or Section 422 of the Code, the listing requirements of the New York Stock Exchange or for any other purpose. No amendment or modification of the Plan shall in any manner affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.